Exhibit 10.10

MODUSLINK GLOBAL SOLUTIONS, INC.

AMENDMENT NO. 1 TO

2005 NON-EMPLOYEE DIRECTOR PLAN

The 2005 Non-Employee Director Plan (the “Plan”) of ModusLink Global Solutions, Inc., a Delaware corporation, is hereby amended by deleting all references to “CMGI, Inc.” and substituting in lieu thereof “ModusLink Global Solutions, Inc.”

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Adopted by the Board of Directors on
September 24, 2008